BEACONS
                                                                 PHARMACEUTICALS



Date: 12 March 2003

To Whom It May Concern

Dear Sir/Madam,

RE: LINZIR CAPSULE and MYCOGLUCAN CAPSULE

We are pleased to confirm that the above products are contract manufactured by our company (formally known as Beacons Chemicals Pte Ltd) for Everbloom Health Food Pte Ltd.



Thank you,


Yours faithfully,


Ko Kim Kee
(Production Pharmacist)


                                                  BEACONS PHARMACEUTICALS PTE LD
                                            21 China Bee Avenue Singapore 619942
                                               Tel: 65 62652338 Fax: 65 62615723